SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Check the appropriate box:

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☐ Definitive additional materials

☐ Soliciting material under Rule 14a-12

DAOU SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Daou Systems, Inc.

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

T: (610) 594-2700

http://www.daou.com

May 9, 2003

Dear Stockholder:

You are cordially invited to attend the Company’s 2003 Annual Meeting of Stockholders to be held on June 11, 2003. At the meeting, the Company’s management will review actions taken during the year ended December 31, 2002 and present its plans for 2003.

The meeting will begin promptly at 10:00 a.m., local time, at the Company’s principal executive offices located at 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341.

The official Notice of Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

Members of the Company’s Board of Directors and management look forward to greeting personally those stockholders who are able to attend the meeting.

Sincerely,

Daniel J. Malcolm

Chief Executive Officer, President

and Director

DAOU SYSTEMS, INC.

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2003

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Daou Systems, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices located at 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341 on June 11, 2003, at 10:00 a.m., local time, for the following purposes:

1.	To elect two (2) Class II directors of the Company for a term expiring at the annual meeting of stockholders to be held in 2006, with each Class II director to hold office until his respective successor is duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2003; and

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only holders of the Company’s common stock and Series A convertible preferred stock of record at the close of business on May 1, 2003 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person.

By Order of the Board of Directors

Neil R. Cassidy

Secretary

Exton, Pennsylvania

May 9, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

DAOU Systems, Inc.

Proxy Statement

for

Annual Meeting of Stockholders

to be held on June 11, 2003

DAOU SYSTEMS, INC.

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

Proxy Statement

for

Annual Meeting of Stockholders

to be held on June 11, 2003

General Information

Your proxy in the enclosed form is solicited by the Board of Directors (the “Board”) of Daou Systems, Inc., a Delaware corporation (the “Company”), for use at its Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 412 Creamery Way, Suite 300, Exton, PA 19341 on June 11, 2003, at 10:00 a.m., local time (the “Meeting”), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the “Proxy Card”) to the stockholders of the Company is expected to commence on or about May 9, 2003.

The shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) and the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. In the absence of instructions to the contrary, properly executed proxies will be voted:

“FOR” the election of each Class II directors nominated by the Board; and

“FOR” the ratification of the selection of Ernst & Young LLP as the independent auditors for the year ending December 31, 2003.

The Company knows of no business that will be presented for consideration at the Meeting other than the election of directors and the ratification of the selection of the independent auditors. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock and Preferred Stock in their names (“record holders”), which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company’s transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

Only holders of shares of Common Stock and Series A Preferred Stock of record as of the close of business on May 1, 2003 (the “Record Date”) are entitled to vote at the Meeting. On the Record Date, 21,782,707 shares of Common Stock (“Common Shares”) and 2,181,818 shares of Series A Preferred Stock were issued and outstanding (collectively, the “Series A Preferred Shares”). Each Common Share is entitled to one vote on each matter to be voted on at the Meeting. Each Series A Preferred Share is entitled to vote on an “as converted” basis. Giving effect to an aggregate of 608,913 shares of Series A Preferred Stock payable as accumulated dividends on the Series A Preferred Shares as of the Record Date, each Series A Preferred Share is entitled to 1.30 votes on each matter to be voted on at the Meeting. The Common Shares and the Series A Preferred Shares will vote as a single class on matters presented at the Meeting. As used below, the term “Shares” means, collectively, the Common Shares and Series A Preferred Shares.

Quorum; Broker Non-votes; Abstentions

The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy “FOR,” “AGAINST” or “WITHHELD FROM” a director nominee or proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.

Broker non-votes (i.e., Shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

The Class II director nominees will be elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of the Class II directors, except to the extent that the failure to vote for one Class II director nominee results in another nominee receiving a larger portion of votes. Any other proposals submitted to the Company’s stockholders in the Proxy Card must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes will not be counted as votes for or against the proposal.

Revocability of Proxy

A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. You must also vote your shares at the Meeting. If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the Meeting.

PROPOSAL ONE

ELECTION OF CLASS II DIRECTORS

(Item 1 on the Proxy Card)

The Board currently consists of six (6) directors. At the Meeting, the stockholders will elect two (2) Class II directors to the Board who will hold office until their respective successors are duly elected and qualified at the 2006 annual stockholders meeting. The Board has nominated Daniel J. Malcolm and Larry R. Ferguson as the two (2) Class II directors to be elected at the Meeting.

Management knows of no reason why any of these Class II director nominees would be unable or unwilling to serve; but, in the event that any Class II director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of Class II director as management may recommend in the place of such nominee.

Information Regarding Class II Director Nominees

The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the two (2) Class II director nominees. Daniel J. Malcolm is currently Chief Executive Officer and President of the Company and a director of the Company. Larry R. Ferguson is currently a director of the Company. Information as to the stock ownership of each Class II director nominee and all current directors and executive officers of the Company as a group is set forth below under “Securities Ownership of Certain Beneficial Owners and Management.”

Name	Age	Principal Occupation for the Past Five Years and Other Directorships	Director Since
CLASS II
Daniel J. Malcolm	52

Mr. Malcolm has served as Chief Executive Officer and President of the Company since January 1, 2003. He was President of the Company’s Technology Services Division from July 2001 to December 2002. Prior to joining the Company, he served as Vice Chairman and Chief Operating Officer of LaserLink.net, a branded Internet access firm, from March 1999 to March 2000, when the company was purchased by Covad Communications. From April 2000 to January 2001, following the acquisition of LaserLink by Covad, Mr. Malcolm was Vice President of Covad’s consumer business division. From June 1996 to February 1999, he was the Chief Operating Officer of American Healthware Systems, Inc., a financial software and services vendor to acute care hospitals. Mr. Malcolm holds a B.S. in Marketing from Drexel University.

			December 2002

Larry R. Ferguson	53

Mr. Ferguson has been a Director of the Company since November 2002. Mr. Ferguson is the President of The Ferguson Group, a private equity investment and consulting firm specializing in information technology companies. An Air Force veteran, competitive marathon runner, and active Board member of two University of North Carolina foundations, MDEverywhere, and ABOVO Marketing Group, Ferguson is also a frequent speaker at several industry associations in the healthcare informatics field. Mr. Ferguson has served as President and CEO of both public and privately held IT companies, most recently Avio Corporation from 1999-2000 and First Data Corporation from 1986-1995. He holds a B.A. in Business Administration from University of North Carolina-Charlotte.

			November 2002

Vote Required and Board Recommendation

The two (2) Class II director nominees receiving the highest number of affirmative votes of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for each of them will be elected as Class II directors of the Company. Votes withheld from any Class II director nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board’s nominees. If any of the Class II director nominees is unable or declines to serve as a Class II director at the time of the Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees will be unable or will decline to serve as a Class II director.

THE BOARD RECOMMENDS A VOTE “FOR” THE TWO (2) CLASS II DIRECTOR NOMINEES LISTED ABOVE.

Information Concerning Directors and Executive Officers

Information concerning the Company’s current executive officers and directors is set forth below.

Name	Age	Position
Daniel J. Malcolm (2)	52	Chief Executive Officer, President and Director
Neil R. Cassidy	38	Executive Vice President, Chief Financial Officer and Secretary
Vincent K. Roach (3)	59	Executive Vice President, Commercial Operations
James T. Roberto (1)	62	Chairman of the Board
Larry R. Ferguson (2), (4), (5)	53	Director
David W. Jahns (3), (5)	37	Director
H. Lawrence Ross (1), (4), (5)	46	Director

(1)	Class I director, term expires at 2004 annual meeting of stockholders.

(2)	Nominated as Class II director, term expires at 2006 annual meeting of stockholders.

(3)	Class III director, term expires at 2005 annual meeting of stockholders.

(4)	Member of the Audit Committee.

(5)	Member of the Compensation Committee.

A description of the background of each of the Class II director nominees has been provided above under “Information Regarding Class II Director Nominees.” A description of the background of each of the other directors and executive officers who are not directors follows:

Mr. Cassidy has served as Executive Vice President, Chief Financial Officer and Secretary since October 2000. From November 1997 to October 2000, Mr. Cassidy served as Vice President of Field Administrative Services. From June 1996 to October 1997, he was Vice President of Finance. From May 1992 to May 1996, Mr. Cassidy was Director of Finance. Mr. Cassidy holds a B.A. in Business Economics from the University of California at Santa Barbara.

Mr. Roach has been a Director of the Company since June 2001 and has served as Executive Vice President, Commercial Operations since January 2003. Mr. Roach served as President of the Company’s Application Services division, from January 2001 to December 2002 and as a director and President of DAOU-TMI, Inc., a subsidiary of the Company, from June 1998 to December 2000. From December 1983 to June 1998, Mr. Roach was President of Technology Management, Inc., a management consulting and applications implementation firm that the Company acquired in June 1998. He holds a B.A. from Wabash College.

Mr. Roberto has served as Chairman of the Board since June 1, 2001. He was Chief Executive Officer and President from November 2000 to December 2002. From November 1998 to October 2000, he served as a professional consultant to several healthcare information technology companies, focusing on strategic planning, funding, due diligence and turnaround management initiatives. From 1993 to 1998, Mr. Roberto served as Chief Executive Officer of Prompt Associates, a high-technology hospital billing review and analysis firm, where he executed a turnaround and restructuring of the company. Prompt was acquired by Concentra Managed Care in late 1996, and Mr. Roberto continued as Prompt’s CEO and served as a member of Concentra’s mergers and acquisition team for the next two years. Mr. Roberto holds a B.S. with honors in Finance and his Master of Business Administration from The Pennsylvania State University.

Mr. Jahns has served as a director since October 1995. Mr. Jahns is a General Partner and principal of Galen Partners. Since joining Galen in 1993, Mr. Jahns has been responsible for making and managing investments in many healthcare related companies for Galen’s various private equity limited partnerships. He currently serves on the boards of Specialized Health Products International, Inc. and several of Galen’s privately held portfolio companies. Prior to joining Galen, Mr. Jahns worked in the Corporate Finance Division at Smith Barney, where he worked on a variety of corporate finance and merger and acquisition related transactions, and assisted in the marketing of public offerings. Mr. Jahns has an MBA degree from the J. L. Kellogg Graduate School of Management at Northwestern University and a BA degree from Colgate University.

Mr. Ross has been a Director of the Company since April 2001. Mr. Ross is the founder of Ross & Company, an executive search firm based in Southport, Connecticut, specializing in senior executives for early stage and other accelerated growth healthcare and technology companies. Mr. Ross has served as President of Ross & Company since 1992. Ross & Company recruits senior-level managers for organizations in various industry segments at every level of size and development, including concept and seed stage start-ups, as well as more established businesses, which are recapitalizations, workouts or turnarounds. He currently serves on the board of directors of a private healthcare technology company. Mr. Ross holds a B.A. in History from Yale University.

Board of Directors

The Company’s Bylaws provide for a range of one to 11 directors, with the current authorized number set at six. Under the terms of the Series A Preferred Shares, the number of directors may not exceed five without the consent of the holders of a majority of the Series A Preferred Shares voting separately as a class. The Company’s Certificate of Incorporation provides that the Board is classified into three classes, with the directors of each class to be elected for a term of three years and to hold office until their successors are duly elected and qualified. At each annual meeting of stockholders, the successors to the class of directors whose term then expires will be elected to hold office for a term expiring at the annual meeting of stockholders held subsequently in three years. In each case, a director serves for the designated term and until his or her respective successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause.

James T. Roberto and H. Lawrence Ross currently serve as Class I directors (term expiring at the 2004 annual meeting of stockholders); Daniel J. Malcolm and Larry R. Ferguson are nominated to serve as Class II directors (term expiring at the 2006 annual meeting of stockholders); and David W. Jahns and Vincent K. Roach currently serve as Class III directors (term expiring at the 2005 annual meeting of stockholders).

Board Meetings and Committees

During 2002, the Board held six regular meetings, one special meeting and acted by unanimous written consent on four additional occasions. Each of the directors attended at least 75% of the meetings of the Board and of the Committees on which he served during 2002, which occurred on or after the initiation of his term as a director.

Audit Committee.    The Board has an audit committee (the “Audit Committee”) currently consisting of Messrs. Ferguson and Ross. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. During 2002, the Audit Committee held eight meetings. The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit A.

Mr. Ferguson is considered “independent” under Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards. As a consequence of fees paid to Ross & Company, a company owned by Mr. Ross that has performed recruiting services for the Company, Mr. Ross may not be considered independent under the NASD listing standards. The Company does not expect to make any payments to Ross & Company during 2003.

Compensation Committee.    The Board has a compensation committee (the “Compensation Committee”) currently consisting of Messrs. Ferguson, Jahns and Ross. The Compensation Committee discharges the responsibilities of the Board relating to Compensation of the Company’s executive officers, assists the Board in the establishment of the appropriate incentive compensation and equity-based plans and administer such plans, and perform such other duties as the Board may from time to time delegate to it. During 2002, the Compensation Committee held three meetings.

Nominating Committee.    The Company neither has a Nominating Committee nor a committee that performs equivalent functions of a Nominating Committee.

Director Compensation

In 2002, the Company compensated outside directors $1,000 for each board of directors or committee meeting attended in person and $500 for participation on conference calls. As consideration for serving on the Board, the Company from time to time grants to each outside director options to purchase shares of Common Stock, in each case vesting over three years from the date of issuance. In November 2002, Messrs. Jahns and Ross were each granted 25,000 options and Mr. Ferguson was granted 100,000 options. All such options were awarded outside of the 1996 Stock Option Plan. The Company may elect to change the cash compensation amounts or grant additional options to directors in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) under the Securities Exchange Act of 1934, requires the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of these reports that have been furnished to the Company, the Company is not aware of any instances of noncompliance or late compliance with filings during 2002 by its directors, officers or 10% stockholders, with the exception of the following: Mr. Ferguson did not timely file a Form 3 upon becoming a director of the Company; Messrs. Jahns and Ross each filed one late Form 4 to report the receipt of an option grant from the Company; and Dr. Kevin M. Fickenscher, a former director of the Company, filed one late Form 4 to report the receipt of an option grant from the Company. The Company has reviewed its process and developed new procedures to ensure improved compliance on an on-going basis, including compliance with the requirements of the Sarbanes-Oxley Act.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May 1, 2003 by:

•	each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock;

•	each director of the Company;

•	all individuals serving as the Company’s Chief Executive Officer during 2002;

•	the other Named Executive Officers; and

•	all directors and executive officers of the Company as a group.

Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable community property laws, and their address is 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (1)
	Number	Percent
Galen Partners III, L.P. (2)	6,552,755	23.3%

Vincent K. Roach Executive Vice President, Commercial Operations	3,199,527	13.2

PAR Capital Management, Inc. (3)	2,119,500	9.7

James T. Roberto Chairman of the Board	1,543,400	6.6

Daniel J. Malcolm (4) Chief Executive Officer, President and Director	561,111	2.5

Neil R. Cassidy (5) Executive Vice President, Chief Financial Officer and Secretary	248,390	1.1

H. Lawrence Ross (6) Director	229,579	1.1

David W. Jahns (7) Director	84,493	*

Larry R. Ferguson (8) Director	19,444	*

All directors and executive officers as a group (9) (7 persons)	5,885,945	22.0

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. “Shares Beneficially Owned” includes shares of Common Stock subject to options or warrants exercisable within 60 days of May 1, 2003 as well as shares issuable upon the conversion of Series A convertible preferred stock. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire those shares are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group.

(2)	Includes:

•	2,181,818 shares of Common Stock issuable upon conversion of Series A Preferred Stock, of which 1,993,234 shares are held by Galen Partners III, L.P., 180,422 shares are held by Galen Partners International III L.P., and 8,162 shares are held by Galen Employee Fund III, L.P.;

•	3,540,000 shares of Common Stock issuable upon exercise of warrants exercisable at $0.01 per share; and

•	643,987 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock, which shares of Series A Preferred Stock have accumulated and are payable as dividends on the originally issued shares of Series A Preferred Stock. Dividends are payable to the holders of Series A preferred stock at an annual rate of 6% for the first two years after July 26, 1999 (the “Issue Date”), plus an additional 1% per annum based upon the Series A issue price for each successive year after the second anniversary of the Issue Date, up to a maximum of 12%. The dividends accrue and are payable (whether or not declared) semi-annually in shares of Series A preferred stock valued at the Series A issue price, subject to certain limitations in which case the dividends become payable in cash.

  Mr. Jahns is a General Partner of Galen Partners III, L.P.

(3)	Data based on information contained in a Schedule 13G/A filed with the SEC on February 14, 2003 on behalf of PAR Capital Management, Inc. (“PCM”). The address of PCM is One Financial Center, Suite 1600, Boston, Massachusetts 02111. PCM may be deemed to beneficially own 2,119,500 shares of Common Stock. PCM has sole voting power and sole dispositive power over these shares of Common Stock.

(4)	Includes 411,111 shares issuable under stock options exercisable within 60 days of May 1, 2003.

(5)	Includes 76,207 shares issuable under stock options exercisable within 60 days of May 1, 2003.

(6)	Includes 88,968 shares of Common Stock owned by a family-owned limited liability company of which Mr. Ross, his spouse, and their children are the members and 33,000 shares of Common Stock owned by Mr. Ross’ spouse. Includes 54,861 shares issuable under stock options exercisable within 60 days of May 1, 2003.

(7)	Includes 83,906 shares issuable under stock options exercisable within 60 days of May 1, 2003. Mr. Jahns is a general partner of Galen Partners III, L.P. and may deemed to be the beneficial owner of shares beneficially owned by Galen Partners.

(8)	Represents shares issuable under stock options exercisable within 60 days of May 1, 2003.

(9)	Includes 645,530 shares issuable under stock options exercisable within 60 days of May 1, 2003.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2002 with respect to shares of Common Stock to be issued upon the exercise, and the weighted-average exercise price, of all outstanding options and rights granted under our equity compensation plans, as well as the number of shares available for issuance under such plans.

	A		B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders (1)	2,678,958	(3)	$1.50	2,800,757	(4)
Equity Compensation Plans Not Approved by Security Holders (2)	1,775,000		$0.61	0

Total	4,453,958		$1.14	2,800,757

(1)	Equity compensation plans approved by security holders are the 1996 Stock Option Plan (the “1996 Option Plan”) and the Daou Systems, Inc. Employee Stock Purchase Plan (the “ESPP”).

(2)	The Company has entered into individual arrangements outside of the equity plans with its executive officers, directors and other parties providing for the award of an option to purchase Company common stock. The following table sets forth information as of December 31, 2002 with respect to shares of Common Stock to be issued upon the exercise of those options.

Name	Date of Grant	Underlying Shares	Price Per Share		Vesting
Daniel J. Malcolm	July 24, 2001	600,000 250,000	$ $	0.52 0.52	3 years (a)
James T. Roberto	December 13, 2001	400,000		$1.00	(a)
Neil R. Cassidy	December 13, 2001	25,000		$1.00	(a)
Larry R. Ferguson	November 6, 2002	100,000		$0.42	3 years
David W. Jahns	June 1, 2001 November 5, 2002	75,000 25,000	$ $	0.29 0.41	3 years 3 years
H. Lawrence Ross	June 1, 2001 November 5, 2002	75,000 25,000	$ $	0.29 0.41	3 years 3 years
Other senior management	May 1, 2002	50,000		$1.03	(a)
Former board member	June 1, 2001 November 5, 2002	75,000 25,000	$ $	0.29 0.41	3 years 3 years
All others	June 1, 2001	50,000		$0.31	immediate

Total		1,775,000

(a)	Fifty percent of the shares subject to the Stock Options will vest on the sooner of (i) the first date following ten (10) consecutive trading days during which the Common Stock trades at a value of at least $2.50 per share as adjusted for any recapitalization; or (ii) six (6) years from the grant date (five years for Messrs. Cassidy and Roberto). Fifty percent of the shares subject to the Stock Options will vest on the sooner of (i) the first date following ten (10) consecutive trading days during which the Common Stock trades at a value of at least $5.00 per share as adjusted for any Recapitalization; or (ii) six (6) years from the grant date (five years for Messrs. Cassidy and Roberto).

(3)	Excludes purchase rights under the ESPP, which has a stockholder-approved reserve of 904,148 shares. Under that plan, eligible employees may purchase Common Stock at the end of each semi-annual period at a purchase price equal to 85% of the lower of the market price on the first or last trading day of the semi-annual period, through payroll deductions of up to 10% of their compensation, not to exceed $25,000 per year. On January 1, 2003 the Company suspended the ESPP.

(4)	Includes 904,148 shares available for future issuance under the ESPP.

EXECUTIVE COMPENSATION

The following table shows for the three (3) years ended December 31, 2002 the cash and other compensation awarded to, earned by or paid to (i) each of the individuals who served as Chief Executive Officer during 2002, and (ii) each of the executive officers (other than the Chief Executive Officers) who were serving as executive officers at the end of 2002 (collectively, the “Named Executive Officers”):

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary	Bonus		Securities Underlying Options/SARs		All Other Compensation
Daniel J. Malcolm Chief Executive Officer and President (1)	2002 2001 2000	$240,000 60,000 —	$85,000 85,000 —	(3)	— 850,000 —		$5,275 — —	(2)

James T. Roberto Former Chief Executive Officer and President (4)	2002 2001 2000	360,000 360,000 41,538	— 50,000 —	(5)	— 400,000	(6)	— —

Neil R. Cassidy Executive Vice President, Chief Financial Officer and Secretary (7)	2002 2001 2000	190,000 180,000 134,053	60,000 60,000 12,350		50,000 25,000	(10)	64,300 13,840 2,252	(8) (9) (11)

Vincent K. Roach Executive Vice President, Commercial Operations	2002 2001 2000	240,000 181,667 460,000	1,080,176 858,535 472,867		— — —		5,458 1,992 5,250	(12) (13) (14)

(1)	Mr. Malcolm was appointed Chief Executive Officer and President of the Company on January 1, 2003.

(2)	Contributions made by the Company under its 401(k) plan.

(3)	Includes $45,000 bonus earned in 2001 and subsequently paid in 2002.

(4)	Mr. Roberto resigned as Chief Executive Officer and President of the Company effective December 31, 2002.

(5)	Bonus earned in 2001 and subsequently paid in 2002.

(6)	Mr. Roberto was granted 1,500,000 stock options in December 2000 which were subsequently canceled in June 2001.

(7)	Mr. Cassidy entered into a separation agreement with the Company on December 31, 2002 and will resign as Executive Vice President, Chief Financial Officer and Secretary of the Company once a new Chief Financial Officer has been appointed.

(8)	Includes $61,136 of moving and relocation expense reimbursement; and contributions of $3,300 made by the Company under its 401(k) plan.

(9)	Includes contributions of $3,456 made by the Company under its 401(k) plan.

(10)	Mr. Cassidy was granted 150,000 stock options in December 2000 which were subsequently canceled in June 2001.

(11)	Contributions made by the Company under its 401(k) plan.

(12)	Includes $1,650 of contributions made by the Company under its 401(k) plan.

(13)	Contributions made by the Company under its 401(k) plan.

(14)	Contributions made by the Company under its 401(k) plan.

1996 Stock Option Plan

The 1996 Stock Option Plan (the “1996 Option Plan”) provides for the grant of ISOs to employees and nonstatutory stock options to employees, directors and consultants. A total of 5,000,000 shares of Common Stock have been reserved for issuance under the 1996 Option Plan, under which options to purchase 2,644,089 shares of Common Stock were outstanding as of May 1, 2002. On May 25, 2000, stockholders approved an amendment to the 1996 Option Plan to increase the number of shares reserved for issuance thereunder to from 4,000,000 to 5,000,000 shares of Common Stock. The number of shares of Common Stock underlying options issued under the 1996 Option Plan cannot exceed twenty-five percent (25%) of the number of the Company’s outstanding shares of Common Stock at the end of the immediately preceding fiscal quarter.

A committee (the “Option Committee”) consisting solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code is currently responsible for administering the 1996 Option Plan and determining the exercise price of options granted thereunder to executive officers of the Company. The Option Committee has delegated to David W. Jahns, a member of the Board of Directors, and to Daniel J. Malcolm, the Company’s Chief Executive Officer, President and Director, the administration of the 1996 Option Plan with respect to employees (except for executive officers) and consultants (except for directors).

Options granted under the 1996 Option Plan typically vest over three or five year periods. The exercise price of ISOs must be at least equal to the fair market value of the Common Stock on the date of grant. In addition, the exercise price of any stock option granted to an optionee who owns stock representing more than 10% of the voting power of all classes of stock of the Company must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in such consideration as determined by the Board. No individual may receive options to purchase more than a total of 150,000 shares of Common Stock under the 1996 Option Plan during any year. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the term of the option is limited to five years or less. The term for all other options may not exceed ten years.

The Board may amend or modify the 1996 Option Plan at any time without the consent of the optionees, so long as such action does not adversely affect their outstanding options. The 1996 Option Plan will terminate in 2006, unless terminated earlier by the Board. Each outstanding option provides that, in the event of a “change in control” occurring without the prior approval of the Board of Directors, including the dissolution or liquidation of the Company or a merger of the Company with or into another corporation, each optionee will be entitled to exercise up to 70% of the shares of Common Stock underlying his unvested options immediately prior to the consummation of such “change in control” event.

Option Grants in Last Fiscal Year

The following table sets forth information concerning stock options awarded to each of the Named Executive Officers during 2002. All such options were awarded under the 1996 Option Plan.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in 2002 (1)	Exercise Price ($/SH) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5%($)	10%($)
Neil R. Cassidy	50,000	8%	$1.15	5/17/12	$36,161	$91,640

(1)	Percentages include options to purchase 603,250 shares of Common Stock.

(2)	The exercise price is to be paid in cash, by surrendering shares of Common Stock held by optionee for more than 12 months, or in any combination of such consideration or such other consideration and method of payment permitted under applicable law. The exercise price equaled the fair market value of the Common Stock on the date of grant.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year Option Values

The following table sets forth certain information regarding options to purchase shares of Common Stock held as of December 31, 2002 by each of the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2002 (Exercisable/Unexercisable)	Value of Unexercised In-the-Money Options at December 31, 2002 (1) (Exercisable/Unexercisable)
Daniel J. Malcolm	—	—	266,667 /583,333	$0 /$0
Neil R. Cassidy	—	—	35,929 / 65,278	$0 /$0
Vincent K. Roach	—	—	0 / 0	$0 /$0

(1)	Calculated by determining the difference between the closing bid price of the Common Stock underlying the option as quoted on the Over the Counter Bulletin Board on December 31, 2002 at $0.415 per share and the exercise price of the option.

Employment and Other Agreements

Daniel J. Malcolm.    Effective July 24, 2001, the Company entered into an employment agreement with Daniel J. Malcolm, Chief Executive Officer and President of the Company. The employment agreement was amended on February 10, 2003. Under the amended agreement, Mr. Malcolm will receive:

•	an annual base salary of $300,000;

•	future bonus at the discretion of the Board and in an amount to be determined by the Board, in accordance with the Company’s Incentive Compensation Plan for senior management;

•	options to purchase 250,000 shares of Common Stock, of which 100,000 options are to be issued outside of the Company’s 1996 Stock Option Plan; the exercise price for the options will be the closing price of the Common Stock on the date of the grant; the options vest equally on a monthly basis over a thirty six month period; provided that, if a “change in control” of the Company occurs, then, in most cases, 100% of the unvested stock options would vest immediately.

Under the July 24, 2001 agreement, Mr. Malcolm received:

•	the right to purchase 150,000 shares of Common Stock at the closing price of the Common Stock on July 24, 2001 in accordance with a Restricted Stock Purchase Agreement vesting over a thirty six month period; provided that, if a “change in control” of the Company occurs, then, in most cases, 100% of the unvested restricted stock would vest immediately; and

•

options to purchase 850,000 shares of Common Stock, which options are to be issued outside of the Company’s 1996 Stock Option Plan; the exercise price for the options will be the closing price of the Common Stock on the date of grant; the options vest as follows: (i) 125,000 options will vest on the sooner of (a) the first date following ten consecutive trading days in which the Common Stock trades at a value of at least $2.50 per share; or (b) six years from the date of grant; (ii) 125,000 options will vest on the sooner of (a) the first date following ten consecutive trading days in which the Common Stock trades at a value of at least $5.00 per share; or (b) six years from the date of grant; and (iii) 600,000 options will vest in thirty-six equal increments on the monthly anniversary of the date of grant; provided that, if a “change in control” of the Company occurs, then, in most cases, 100% of the unvested options would vest immediately.

James T. Roberto.    The Company entered into a separation and release agreement with James T. Roberto, who resigned as the Company’s Chief Executive Officer and President effective December 31, 2002. Under the agreement:

•	Mr. Roberto received a severance payment in the amount of $410,000;

•	Mr. Roberto received $45,000 in the first quarter of 2003 for consulting services provided to the Company during the same period; and

•	Mr. Roberto will continue vesting 400,000 Non-Statutory Options per the terms of the Stock Option Agreement dated December 13, 2001. Mr. Roberto remains Chairman of the Board of the Company.

Neil R. Cassidy.    Effective October 2, 2000, the Company entered into an employment agreement with Neil R. Cassidy for services as the Company’s Executive Vice President, Chief Financial Officer and Secretary. The employment agreement was amended on June 1, 2001. The agreement was further amended on July 1, 2002. Under the amended agreement, Mr. Cassidy received an annual base salary of $200,000 and a bonus at the discretion of the Board in accordance with the Company’s Incentive Compensation Plan for senior management.

On December 31, 2002, the Company entered into a separation and release agreement with Mr. Cassidy. The agreement was subsequently amended on March 31, 2003. Under the agreement:

•	Mr. Cassidy will resign his position once a new Chief Financial Officer has been appointed (the “Separation Date”);

•	Mr. Cassidy will receive a severance payment in the amount of $260,000;

•	On the Separation Date, all unexercised stock options previously granted to Cassidy which have not vested as of the Separation Date and which are set forth in the separation agreement shall vest, and will not expire but shall continue in effect and shall expire on the date set forth in the related stock option agreement; and

•	After the Separation Date, Mr. Cassidy will continue vesting 25,000 Non-Statutory Options per the terms of the original Stock Option Agreement dated December 13, 2001.

Vincent K. Roach.    Effective June 16, 1998, the Company entered into an employment agreement with Vincent K. Roach, the Company’s Executive Vice President, Commercial Operations. The employment agreement was amended effective June 1, 2001. Under the amended agreement, Mr. Roach will receive:

•	an annual base salary of $240,000;

•	a monthly draw equal to $10,000 and a settlement (i) paid quarterly equal to 2.5% of the revenue from Applications Services business units; plus a settlement (ii) paid annually equal to 10% of the operating profits (before interest and taxes) of the Applications Services business units; less (iii) the monthly draws paid to Mr. Roach during the previous fiscal year; and

•	the right to purchase 2,500,000 shares of Common Stock at the closing price of the Common Stock on June 1, 2001 in accordance with a Restricted Stock Purchase Agreement vesting over a thirty six month period; provided that, if a “change in control” of the Company occurs, then, in most cases, 100% of the unvested restricted stock would vest immediately; all stock options previously granted to Mr. Roach were cancelled.

Section 401(k) Plan

Effective November 1, 1999, the Company initiated a new Daou Systems, Inc. 401(k) Salary Savings Plan (the “New Plan”), which covers employees who meet certain age and service requirements. The New Plan received a favorable determination ruling from the Internal Revenue Service (“I.R.S.”) as a tax-exempt retirement plan in January 2001. Employees may contribute a portion of their earnings each plan year subject to certain I.R.S. limitations. Employer contributions under the New Plan are made at the sole discretion of the Company. This New Plan replaces the former Daou Systems, Inc. 401(k) Salary Savings Plan and various other defined contribution plans under which employees also participated (the “Old Plans”). The Company has terminated the Old Plans with the I.R.S. to allow employees to roll over monies to the New Plan, another qualified plan, or receive a taxable distribution of these funds.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company. No current executive officer of the Company has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more executive officers serving as a director of the Company or as a member of its Compensation Committee.

Certain Relationships and Related Transactions

Under the Audit Committee charter, which was amended on April 21, 2003 and attached as Exhibit A, the Audit Committee will review and approve any transactions between the Company and its officers, directors or 5% stockholders that are required to be disclosed under this section. All such transactions will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Insider Loans

Pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”), the Company will no longer extend credit, or renew an extension of credit, directly or indirectly, to or for executive officers or directors, except for loans in place when the relevant provisions of the Act became effective, and for other permissible exceptions as provided by the Act.

In 2001, the Company sold 4,300,000 shares of restricted Common Stock in four private placements pursuant to Section 4(2) of the Securities Act of 1933 to executive officers of the Company. The per share purchase price was the closing price on the day the sale was made, and the consideration paid by the executive officers in each case was a full recourse note receivable that accrues interest at a rate of 6.75% and is due five years after the date of the purchase. The shares vest in thirty six equal amounts over a thirty six month period. The Company has a repurchase right on the unvested portion of the shares which lapses monthly over a thirty six month period. The following table summarizes the terms of the transactions:

Name	Date of Purchase	Shares Purchased	Purchase Price Per Share	Aggregate Purchase Price
Neil R. Cassidy	June 1, 2001	150,000	$0.29	$43,500
Vincent K. Roach	June 1, 2001	2,500,000	$0.29	$725,000
James T. Roberto	June 1, 2001	1,500,000	$0.29	$435,000
Daniel J. Malcolm	July 24, 2001	150,000	$0.52	$78,000

In connection with the transactions, the Company agreed to reimburse Messrs. Malcolm and Roach for the interest due in accordance with the terms of the notes receivable. Accordingly, deferred compensation totaling $321,000 was recorded in connection with these agreements. This amount is being amortized ratably over the five year term of the notes, and such amortization totaled $108,000 for the year ended December 31, 2002.

Other Transactions

During the year ended December 31, 2002, the Company received certain personnel recruitment services from Ross & Company, a company owned by Mr. Ross. The Company believes the terms of its arrangement are at least as favorable, if not more, than those offered by competing recruitment firms. Payments for these services during the year ended December 31, 2002, consisted of cash compensation totaling $141,000. The Company does not expect to make any payments to Ross & Company during 2003.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference therein.

Our Committee has reviewed and discussed with management of the Company and Ernst & Young LLP, the independent auditing firm of the Company, the audited consolidated financial statements of the Company as of December 31, 2001 and 2002 and for each of the three years in the period ended December 31, 2002 (the “Audited Financial Statements”). In addition, we have discussed with Ernst & Young LLP the matters required by Codification of Statements on Auditing Standards No. 61.

The Committee also has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we discussed with the firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them, as we deemed appropriate.

Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company’s Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee:

Larry R. Ferguson

H. Lawrence Ross

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

The Compensation Committee makes recommendations to the Board regarding compensation of the Company’s officers and directors and oversees the administration of the Company’s employee stock option plans and stock purchase plans, if any. All decisions of the Compensation Committee relating to compensation of the Company’s executive officers are reviewed and approved by the entire Board.

Compensation Policy

The Company’s executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company’s annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating on an individualized basis, competitive annual base salaries with stock options through the Company’s stock option plan and otherwise. The Compensation Committee believes that cash compensation in the form of salary and bonus provides the Company’s executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The Compensation Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation packages for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Compensation Committee attempts to address the unique challenges which are present in the industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

The Compensation Committee has relied heavily on the equity/option position of executives and key employees as an important mechanism to retain and motivate executives and key employees while at the same time aligning their interests with those of the stockholders generally. The Compensation Committee believes that option grants are instrumental in motivating employees to meet the Company’s future goals.

Base Salary

The base salary of the Company’s executive officers is set at an amount which the Compensation Committee believes is competitive with the salaries paid to the executive officers of other companies of comparable size in similar industries. In evaluating salaries, the Compensation Committee utilizes publicly available information and surveys of the compensation practices of information technology companies. The Compensation Committee also relies on information provided by the Company’s Human Resources Department and its knowledge of local pay practices. Furthermore, the Compensation Committee considers the executives’ performance of their job responsibilities and the overall financial performance of the Company. The Compensation Committee recognized the revenues and earnings generated by the Company during its year ended December 31, 2001 as well as the need to attract appropriate senior management, when establishing the salaries for 2002.

Bonuses

Each of the Company’s executive officers is eligible to receive bonus compensation according to varying performance standards at the discretion of the Board and in an amount to be determined by the Board, in accordance with the Company’s Incentive Compensation Plan for senior management. During 2002, the Compensation Committee determined the bonus compensation based on the achievement of certain quarterly and annual revenue and profit targets. See “—Summary Compensation Table”.

Stock Option Grants

The Company provides its executive officers with long-term incentives through stock option grants of stock options. An initial grant of options is made at the time an executive is hired and the Compensation Committee considers periodically additional grants based on the performance of both the individual executives and the Company as a whole. The Compensation Committee takes into account the executive’s position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market. The exercise price of all options is equal to the closing market price of the Common Stock on the date of grant and the options generally vest over a three to five-year period. The 1996 Option Plan currently qualifies for exclusion under Section 162(m) of the Internal Revenue Code.

Restricted Stock Purchase Agreements and Deferred Compensation

In 2001, the Company provided its executive officers with an opportunity to purchase Common Stock of the Company in a private placement at the then current market price in exchange for a full-recourse promissory note issued in favor of the Company. The sale of stock is generally made at the time an executive officer is hired and the Compensation Committee considers periodically additional placements based on the performance of both the individual executives and the Company as a whole. The Compensation Committee takes into account the executive’s position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market. The share price of the Common Stock is equal to the closing market price of the Common Stock on the date of purchase and the shares generally vest over a three year period.

Compensation of Chief Executive Officer

Daniel J. Malcolm serves as the Company’s Chief Executive Officer and President, effective January 1, 2003. In setting compensation levels for the Chief Executive Officer, the Compensation Committee reviews competitive information reflecting compensation practices for similar technology companies and examines the Chief Executive Officer’s performance relative to the Company’s overall financial results. The Compensation Committee also considers the Chief Executive Officer’s achievements against the same pre-established objectives and determines whether the Chief Executive Officer’s base salary, target bonus and target total compensation approximate the competitive range of compensation for chief executive officer positions in the information technology industry.

In 2002, the Company’s former Chief Executive Officer and President, James T. Roberto, received $360,000 in salary. Mr. Roberto received a $50,000 bonus in 2002 for the attainment of incentive objectives in 2001. Mr. Roberto received no stock options in 2002.

Compensation Arrangements Generally

Overall, the Compensation Committee believes that the compensation arrangements for the Company’s executives serve the long-term interests of the Company and its stockholders and that, in particular, equity/option positions are an important factor in attracting and retaining key executives. The Compensation Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Compensation Committee in such review and analysis.

Compensation Committee:

Larry R. Ferguson

David W. Jahns

H. Lawrence Ross

May 1, 2003

The foregoing reports of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Set forth above is a line graph comparing the percentage change in the cumulative total stockholder return on the Company’s Common Stock against the Nasdaq Market Index and a Company-selected peer group of providers of consulting and/or information services (the “Peer Group”). The graph assumes that $100.00 was invested in the Common Stock and in each index on December 31, 1997. The data used for the Nasdaq returns calculations was obtained from Media General Financial Services Total Return Indexes for the Nasdaq Stock Market.

Although the Company has not declared a dividend on its Common Stock, the total return for each index assumes the reinvestment of dividends. Stockholder returns over the period presented should not be considered indicative of future returns. Pursuant to regulations of the SEC, the graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

NOTES:

The Company has selected a new group of peer issuers because the Company believes the new group of peer issuers offer services and have business operations that are more similar to the Company than the issuers in the Nasdaq Computer & Data Processing Index (the “Old Peer Group”), and therefore offer a better basis for comparison than the Old Peer Group. The New Peer Group is comprised of the common stock of the following companies: Computer Sciences Corporation; First Consulting Group, Inc.; Perot Systems Corporation; Superior Consultant Holdings Corporation; and The TriZetto Group.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

(Item 2 on the Proxy Card)

The Board has selected Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. Ernst & Young LLP has audited the Company’s financial statements annually since March 1995.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s By-Laws or otherwise. The Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its stockholders.

Audit Fees.    The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for 2002 and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for 2002 totaled approximately $178,000.

Financial Information Systems Design and Implementation Fees.    Ernst & Young LLP did not render any professional services to the Company of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during 2002.

Tax Fees.    The aggregate fees billed for tax services rendered by Ernst & Young LLP, including tax compliance, tax advice and tax planning during 2002 totaled approximately $75,684.

All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of Ernst & Young LLP to serve as the Company’s auditors for the year ending December 31, 2003. A representative of Ernst & Young LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to respond to appropriate questions.

Vote Required

An affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for approval of ratification of the independent auditors.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

OTHER BUSINESS

The Company knows of no business that will be presented for consideration at the Meeting other than the election of directors and the ratification of the selection of the independent auditors. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

FORM 10-K

A copy of the Company’s Annual Report for 2002 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder’s written request, the Company will provide without charge, a copy of the Annual Report for 2002 which incorporates the Form 10-K as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, Daou Systems, Inc., 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341.

PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the Company’s 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”) must be submitted to the Company in writing no later than January 12, 2004.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal not earlier than the close of business on February 9, 2004 and not later than the close of business on March 31, 2004, and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal during the time period described in (a) above.

Notices of intention to present proposals at the 2004 annual meeting should be addressed to the Secretary of the Company at its offices, 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the Company’s bylaws.

By Order of the Board of Directors

Neil R. Cassidy

Secretary

EXHIBIT A

DAOU SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the Audit Committee. The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.

The Audit Committee shall be appointed by the Board of Directors and shall comprise at least two directors. Each Committee member shall be independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its election of such Committee member, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the rules and regulation of the Securities and Exchange Commission, and meet the independence and other requirements of any national securities exchanges or national securities associations on which the Company’s common stock is listed. All Committee members shall be financially literate and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

The Chair of the Committee shall be designated by a majority vote of the entire Board. Members of the Committee shall be designated annually by a majority vote of the entire Board. Vacancies on the Committee shall be filled by a majority vote of the entire Board. By a majority vote of the entire Board, a member of the Committee may be removed.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, management, and the independent auditors of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to retain outside counsel, or other experts for this purpose. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to the changing conditions and circumstances.

The minutes of the Audit Committee reflecting, among other things, all actions taken by the Audit Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Audit Committee that is the subject of such minutes.

The Audit Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

•	The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders.

•	The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

•	The Audit Committee shall discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, at least annually, the Audit Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

•	The Audit Committee shall approve, in advance, all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee shall be authorized to form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

•	The Audit Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q. The Chair of the Audit Committee may meet with management and the independent auditors on behalf of the Committee for the purposes of such review. Also, the Audit Committee shall discuss the results of each quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

•	The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

•	The Audit Committee shall establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements, and the view of each as to appropriateness of such judgments.

•	The Audit Committee shall discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	The Audit Committee shall review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	The Audit Committee shall periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization’s financial statements.

•	The Audit Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

•	The Audit Committee shall recommend to the Board guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

•	The Audit Committee shall review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheets structures on the Company’s financial statements.

•	The Audit Committee shall review with management and the independent auditor any correspondence with regulators or with governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	The Audit Committee shall review with independent auditors any problems or difficulties encountered during the course of audit work, including any restrictions on scope or disagreements with management.

•	The Audit Committee shall review and approve any transactions between the Company and its officers, directors or 5% stockholders that are required to be disclosed under Item 404 of Regulation S-K.

•	The Audit Committee shall establish procedures for the receipt, retention and disposition of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Daou Systems, Inc.

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Daniel J. Malcolm and Neil R. Cassidy, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Daou Systems, Inc. to be held at the Company’s principal executive offices located at 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341, on June 11, 2003, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL CLASS II DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF INDEPENDENT AUDITORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT! PLEASE VOTE.

(Continued on reverse side)

1. ELECTION OF CLASS II DIRECTOR NOMINEES

        ☐  FOR all nominees listed below.        ☐  FOR all nominees listed below except as marked to the contrary.

        ☐  WITHHOLD AUTHORITY to vote for all nominees listed below.

Withhold Authority For Specific Nominee
Nominees:	1. Daniel J. Malcolm	(Class II)	☐
	2. Larry R. Ferguson	(Class II)	☐

2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

☐ Vote For		☐ Vote Against	☐ Abstain

       and to vote on such other business as may properly come before the meeting

Dated:                                                   , 2003

Signature of Stockholder(s)

Signature of Stockholder(s)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executo, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THANK YOU FOR VOTING.